                                                                   Exhibit 24


                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Cathleen P. Black
                                   ----------------------------------
                                   Cathleen P. Black
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Harold Brown
                                   ----------------------------------
                                   Harold Brown
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Juergen Dormann
                                   ----------------------------------
                                   Juergen Dormann
                                   IBM Director

                 POWER OF ATTORNEY OF LOUIS V. GERSTNER. JR.

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman and Chief Executive Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.



                                   /s/ Louis V. Gerstner, Jr.
                                   --------------------------------------
                                   Louis V. Gerstner, Jr.
                                   Chairman of the Board
                                   and Chief Executive Officer

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Nannerl O. Keohane
                                   ----------------------------------
                                   Nannerl O. Keohane
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Charles F. Knight
                                   ----------------------------------
                                   Charles F. Knight
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Minoru Makihara
                                   ----------------------------------
                                   Minoru Makihara
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Lucio A. Noto
                                   ----------------------------------
                                   Lucio A. Noto
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John F. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ John B. Slaughter
                                   ----------------------------------
                                   John B. Slaughter
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Alex Trotman
                                   ----------------------------------
                                   Alex Trotman
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                   /s/ Lodewijk C. van Wachem
                                   ----------------------------------
                                   Lodewijk C. van Wachem
                                   IBM Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1997 on Form 10-K, hereby constitutes and appoints Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24 day of February, 1998.


                                   /s/ Charles M. Vest
                                   ----------------------------------
                                   Charles M. Vest
                                   IBM Director